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This FINANCING STATEMENT is presented for filing and will remain effective with certain exception ????????????????????????????????????????????

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
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1.   DEBTOR                                                                                          1A. Federal Tax No.
     RENAISSANCE GOLF PRODUCTS, INC.                                                                      86-06648949
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1B.  MAILING ADDRESS                                     1C. CITY, STATE                             1.D ZIP CODE
      5812 Machine Drive                                     Huntington Beach, CA                         92649
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2.   ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                                        SOC. SEC. #
         John B. HEWLETT                                                                                  528-80-92
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2B.  MAILING ADDRESS                                     2C. CITY, STATE                             2D. ZIP CODE
     2919 East Granite Hollow Street                         Sandy, Utah                                  84092
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4.   SECURED PARTY                                                                                   4A. SOCIAL SECURITY NO.

     NAME  AKA Charitable Remainder Unitrust # 1

     MAILING ADDRESS  261 East 1200 South

     CITY           OREN           STATE        UTAH       ZIP CODE 84058
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5.   ASSIGNEE OF SECURED PARTY (IF ANY)                                                              5A. SOCIAL SECURITY NO.

     NAME

     MAILING ADDRESS

     CITY                          STATE                   ZIP CODE
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6.   This FINANCING STATEMENT covers the following types or items of property (includes description of real property on which
     ?????????????????????????????????????????????????.

     All assets of the Company currently held or obtained by the Company while this financing statement remains effective.

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7.   CHECK [X]          7A.  [_] PRODUCTS OF COLLATERAL        7B.  DEBTOR (S)SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
     IF APPLICABLE               ARE ALSO COVERED                   INSTRUCTION (o) (7EM:
                                                                       [_](1)      [_](2)      [_](3)       [_](4)
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8.   CHECK [X]               [_] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC (s) 105 (1) (n)
     IF APPLICABLE
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9.                                                     DATE)                              C 10. THIS SPACE FOR USE OF FILING OFFICER
                             RENAISSANCE GOLF PRODUCT, INC.                               O     (DATE, TIME, FILE NUMBER
                                                                                          D     AND FILING OFFICER)
   SIGNATURE OF DEBTOR (91   BRUCE H. HAGLUND          October 31, 1997                   E
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                            BRUCE H. HAGLUND                                              1

                            _________________________
                            JOHN B. HEWLETT
TYPE OR PRINT NAME(S) OF DEBTOR (S)                                                       2
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                                                                                          3

SIGNATURE(S) OF SECURED PARTY(IES)                                                        4
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                                                                                          5
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TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)                                               6
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11.  Return copy to:                                                                      7

NAME        Bruce H. Haglund                                                              8
ADDRESS     2010 Main Street, Suite 400
CITY        Irvine                                                                        9
STATE       California                                                                    0
ZIP CODE    92614
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                                                       FORM UCC: 1
                                                       APPROVED BY THE SECRETARY OF STATE
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     (1)  FILING OFFICER COPY
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